SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K/A

            Current Report Pursuant to Section 13 or 15(d)
              Under the Securities Exchange Act of 1934


                           Date of Report
                          November 19, 1997

                          _________________
                     Commission File Number 1-8662


                    PROACTIVE TECHNOLOGIES, INC.
              (formerly KEYSTONE MEDICAL CORPORATION)
       (Exact name of registrant as specified in its charter)

        Delaware                                23-2265039
    (State of Incorporation)          (IRS Employer Identification No.)

          7118 Beech Ridge Trail
           Tallahassee, Florida                         32312
  (Address of Principal Executive Offices)             (Zip Codes)

        Registrant's telephone number, including area code:
                         (904) 668-8500

_______________________________________________________________________

Item 1.       Changes in Control of Registrant

              Not Applicable

Item 2.       Acquisition or Disposition of Assets

              Not Applicable

Item 3.       Bankruptcy or Receivership

              Not Applicable

Item 4.       Changes in Registrant's Certifying Accountant

       On September 6, 1997, the Company engaged Jones and Kolb, C.P.A., of Atlanta, Georgia as its new certifying accountant. The engagement was due to a fee dispute the Company had with its former certifying accountant, Coopers & Lybrand, L.L.P. The Company did not consult with Jones and Kolb regarding the application of accounting principles to a specific completed transaction or the type of audit opinion that might be rendered on the Company's financial statements.

       On September 5, 1997, Coopers & Lybrand, L.L.P. resigned as certifying auditor to the Company as a result of a fee dispute for the 1997 fiscal year-end audit for the Company. The Company changed auditors from Guest and Company to Coopers and Lybrand in September, 1996 as reported in Form 8-K, filed September 26, 1996. As stated therein the report of Guest & Company accompanying the Company's financial statements for the fiscal years ended June 30, 1995, and June 30, 1994, did not contain an adverse opinion, or a disclaimer of opinion, and was not modified or qualified with respect to any uncertainty, audit scope or accounting principles. The report of Coopers & Lybrand, L.L.P., accompanying the Company's financial statements for the fiscal six months ended June 30, 1996, and the year ended December 31, 1995, did not contain an adverse opinion, or a disclaimer of opinion, and was not modified or qualified with respect to any uncertainty, audit scope or accounting principles. Coopers & Lybrand, L.L.P. has not rendered services since September 5, 1997 and has not participated in the preparation of the Company's audited financial statements for the fiscal year ended June 30, 1997.

        The decision of the Company to engage Coopers & Lybrand as certifying auditor for the current fiscal year due to the fee dispute and to engage a new certifying accountant was approved by its Board of Directors. The Company is unaware of any disagreements with Coopers & Lybrand, L.L.P., with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the fiscal six months ended June 30, 1996, and the year ended December 31, 1995, nor from the period beginning July 1, 1996 to September 5, 1997, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of any disagreement in connection with its report. Further, the Company is not aware that Coopers & Lybrand ever advised the Company of any Items set forth in Regulation S-B Section 228.304 (a)(1)(iv)(E).

Item 5.       Other Events

              Not Applicable

Item 6.       Resignations of Registrant's Directors

              Not Applicable

Item 7.       Financial Statements and Exhibits

Exhibit 1 - Letter from Coopers & Lybrand, L.L.P. regarding Change of
Accountants

October 1, 1997

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read the statements made by Proactive Technologies, Inc. (copy attached), which we understand were filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K/A report for the month of September 1997. We agree with the statements concerning our Firm in such Form 8-K/A.

/s/  Coopers & Lybrand, L.L.P.
Coopers & Lybrand, L.L.P.


Item 8.       Change in Fiscal Year

              Not Applicable

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    PROACTIVE TECHNOLOGIES, INC.
                                  (formerly KEYSTONE MEDICAL CORP.)

Dated:  November 19, 1997          /s/ Mark A. Conner
                                   By: _____________________________
                                   Mark A. Conner, President